SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2004




                           CALIFORNIA CLEAN AIR, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


            0-31451                                    23-3048624
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)



               3790 Via de la Valle, Suite 103, Del Mar, CA 92014
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (760)494-6497
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)




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
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANS

         Effective February 23, 2004, the Registrant terminated the services of Timothy L. Steers, CPA, LLC as the Registrant's certifying accountant.

         The Registrant's new certifying accountant is Armando C. Ibarra, CPA, whose offices are located at 371 E. Street, Chula Vista, California 91910.

         In connection with the termination of Mr. Steers' office as certifying accountant, there were no disagreements between the Registrant and Mr. Steers on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         No. 16            Letter from Timothy L. Steers, CPA, LLC, as required
                   by Item 304 of Regulation S-B.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             California Clean Air, Inc.

Date:    February 27, 2004                   /s/ STEPHEN D. WILSON, President